SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   July 12, 1999
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                            THE B.F.GOODRICH COMPANY
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               (Exact name of registrant as specified in charter)



   New York                        1-892                       34-0252680
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



        4020 Kinross Lakes Parkway, Richfield, Ohio            44286-9368
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         (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code     330-659-7600
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                                 Not Applicable
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         (Former name or former address,  if changed since last report.)

Item 2.  Acquisition or Disposition of Assets
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         On  July 12, 1999,  the Company  completed  the  acquisition  of Coltec
Industries Inc by way of a merger of a wholly-owned subsidiary of BFGoodrich into Coltec. Each share of common stock of Coltec was exchanged for 0.56 shares
of common stock of BFGoodrich.    Coltec is now a wholly-owned subsidiary of The
B.F.Goodrich Company.




Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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     Exhibit 2      Plan of Acquisition:    Agreement  and  Plan of Merger dated
                    as  of  November 22, 1998   among  The B.F.Goodrich Company,
                    Runway Acquisition Corporation and Coltec Industries Inc filed as Annex A to Registration Statement No. 333-74067 on Form S-4 of The B.F.Goodrich Company declared effective March 9, 1999, is incorporated herein by reference.

     Exhibit 99.1 Financial statements of Coltec Industries Inc included in Annual Report of Coltec Industries Inc on Form 10-K for the year ended December 31, 1998, is incorporated herein by reference.

     Exhibit 99.2 Pro forma combined financial information of The B.F.Goodrich Company and Coltec Industries Inc contained in Registration Statement No. 333-74067 on Form S-4 of The B.F.Goodrich Company declared effective March 9, 1999, is incorporated by reference.







                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE B.F.GOODRICH COMPANY




                                              By     /s/Nicholas J. Calise
                                                 -----------------------------
                                                 Nicholas J. Calise, Secretary



Dated:   July 12, 1999